UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2020

AIRGAIN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37851	95-4523882
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3611 Valley Centre Drive, Suite 150 San Diego, CA	92130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 579-0200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	AIRG	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 8.01	Other Events.

On September 9, 2020, Airgain, Inc. (the “Company”) announced that its board of directors approved an extension of its existing share repurchase program for an additional twelve month period ending September 9, 2021.  As of September 9, 2020, the company has repurchased approximately $1.6 million of Common Stock under the program.  With this extension, Airgain remains authorized to repurchase up to approximately $5.4 million of shares of its common stock through September 9, 2021.

Repurchases will be made in compliance with Rule 10b-18 of the Securities Exchange Act of 1934, as amended, subject to market conditions, available liquidity, cash flow, applicable legal requirements and other factors.  This program does not obligate the Company to acquire any particular amount of common stock and the program may be suspended or discontinued at any time.

* * *

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.  Airgain cautions you that statements in this Current Report on Form 8-K that are not a description of historical facts are forward-looking statements. These statements are based on the Company's current beliefs and expectations. These forward-looking statements include statements regarding the Company’s plans with respect to share repurchases. The inclusion of forward-looking statements should not be regarded as a representation by Airgain that any of its plans will be achieved.   Actual results may differ from those set forth in this Current Report on Form 8-K due to the risk and uncertainties inherent in the Company’s business, including, without limitation, market conditions, the possibility that the share repurchase program may be suspended or discontinued at any time, and other risks described in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including under the heading "Risk Factors" in the Company’s Annual Report on Form 10-K and any subsequent filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and Airgain undertakes no obligation to revise or update this Current Report on Form 8-K to reflect events or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRGAIN, INC.

Date: September 9, 2020	/s/ David B. Lyle
David B. Lyle Chief Financial Officer and Secretary